UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2017

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date May 10, 2017	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

# GREAT SOUTHERN BANCORP, INC.

INVESTOR PRESENTATION

MAY | 2017

# Forward-Looking Statements

When used in this presentation and in other documents filed or furnished by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) non-interest expense reductions from Great Southern's banking center consolidations might be less than anticipated and the costs of the consolidation and impairment of the value of the affected premises might be greater than expected; (ii) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Fifth Third Bank branch acquisition and the Company's other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (iii) changes in economic conditions, either nationally or in the Company's market areas; (iv) fluctuations in interest rates; (v) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (vi) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (vii) the Company's ability to access cost-effective funding; (viii) fluctuations in real estate values and both residential and commercial real estate market conditions; (ix) demand for loans and deposits in the Company's market areas; (x) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xi) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xii) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the overdraft protection regulations and customers' responses thereto; (xiii) changes in accounting principles, policies or guidelines; (xiv) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xv) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xvi) costs and effects of litigation, including settlements and judgments; and (xvii) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

# Great Southern Snapshot

**180,000+**
Customer Households

**1,260+**
Associates



**100+**
Offices

## Financial Highlights *($ in millions)*

| | As of or for the Year Ended December 31, 2015 | As of or for the Year Ended December 31, 2016 | As of or for the Three Months Ended March 31, 2017 |
|---|---|---|---|
| **Balance Sheet** | | | |
| Total Assets | $4,104 | $4,550 | $4,433 |
| Loans Held-for-Investment | $3,379 | $3,797 | $3,765 |
| Loans Held-for-Sale | $12 | $16 | $5 |
| Total Deposits | $3,269 | $3,677 | $3,689 |
| Total Equity [1] | $398 | $430 | $440 |
| Common Equity | $398 | $430 | $440 |
| **Profitability** | | | |
| ROAA | 1.14% | 1.04% | 1.03% |
| ROATCE [2] | 12.20% | 11.27% | 10.80% |
| Net Interest Margin | 4.53% | 4.05% | 3.78% |
| Efficiency Ratio [3] | 62.85% | 62.86% | 61.58% |
| **Capital** | | | |
| TCE / TA [4] | 9.58% | 9.20% | 9.68% |
| Common Equity Tier 1 Ratio | 10.81% | 10.22% | 10.44% |
| Tier 1 Ratio | 11.50% | 10.84% | 11.06% |
| Total Risk-Based Ratio | 12.56% | 13.58% | 13.79% |
| Leverage Ratio | 10.20% | 9.93% | 10.10% |
| **Asset Quality [5]** | | | |
| Allowance For Loan Losses / Loans | 1.20% | 1.04% | 1.03% |
| NPAs / Loans & OREO | 1.28% | 1.02% | 1.08% |
| Allowance For Loan Losses / NPLs | 230.24% | 265.60% | 230.14% |
| Annualized NCOs / Avg. Loans | 0.20% | 0.29% | 0.30% |
| Gross NPAs / Assets | 1.07% | 0.86% | 0.92% |
| NPLs / Loans | 0.49% | 0.37% | 0.43% |

1) GSBC redeemed SBLF preferred stock in 2015
2) See appendix for non-GAAP reconciliation of return on average tangible common equity (page 24)
3) Non-interest expense divided by the sum of net interest income plus non-interest income
4) See appendix for non-GAAP reconciliation of tangible common equity to tangible assets (page 24)
5) Excludes assets acquired in FDIC-assisted transactions

# Banking Center Network

*104 banking centers / 3 commercial loan offices*

**In last four years:**

- Consolidated 31 banking centers - 24 in Missouri, six in Iowa, and one in Kansas
- Sold two offices in Missouri
- Acquired 24 banking centers - 13 in Missouri and 11 in Iowa
- Opened five new banking centers – Omaha, Neb., Fayetteville, Ark., Ferguson, Mo., Columbia, Mo., and Overland Park, Kan., with commercial lending office relocation
- Relocated/replaced six banking centers – Springfield, Mo., Maple Grove, Minn., Ava, Mo., Ames, Iowa, Omaha, Neb., and Bellevue, Neb.



MINNESOTA
4 banking centers
IOWA
19 banking centers
Commercial lending office
ILLINOIS
63 banking centers / offices
5 banking centers
NEBRASKA
MISSOURI
ST LOUIS METRO
11 banking centers / offices
KANSAS
Commercial lending office
OKLAHOMA
ARKANSAS
2 banking centers
Commercial lending office
TEXAS

# Financial Performance: Consistent Growth


Total Assets
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017


Total Loans
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017


Tangible Common Equity[1]
$450
$400
$350
$300
$250
$200
$150
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017

1) See appendix for non-GAAP reconciliation of tangible common equity (page 24)

# Growth Through Strategic Acquisitions

| | Target | Acquisition Date | County | State | Acquired Loans ($mm) | Acquired Deposits ($mm) | Number of Branches | Deposit Premium (%) |
|---|---|---|---|---|---|---|---|---|
| FDIC-assisted | Valley Bank | 6/20/2014 | Scott | IA | 193.2 | 365.6 | 13 | – |
| FDIC-assisted | InterBank | 4/27/2012 | Hennepin | MN | 393.3 | 454.3 | 4 | – |
| FDIC-assisted | Sun Security Bank | 10/7/2011 | Various | MO | 240.5 | 280.1 | 27 | – |
| FDIC-assisted | Vantus Bank | 9/4/2009 | Woodbury | IA | 331.5 | 349.9 | 15 | 0.5 |
| FDIC-assisted | TeamBank | 3/20/2009 | Miami | KS | 435.8 | 512.0 | 17 | 1.0 |
| Branches | Fifth Third Bancorp | 1/29/2016 | St. Louis | MO | 158.9 | 228.3 | 12 | 3.1 |
| Branches | Boulevard Bank | 3/21/2014 | Newton | MO | 10.9 | 92.6 | 2 | 1.1 |

# Financial Performance: Profitability

Net Income ($mm)


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
-
$48.7
$33.7
$43.5
$46.5
$45.3
$11.8
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017 YTD

Efficiency Ratio[1]


51.44%
64.05%
66.30%
62.85%
62.86%
61.58%
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017

ROATCE[2]


16.73%
10.51%
12.71%
12.20%
11.27%
10.80%
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017

ROAA


1.22%
0.89%
1.14%
1.14%
1.04%
1.03%
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017

EPS (Fully Diluted)


$3.54
$2.42
$3.10
$3.28
$3.21
$0.81
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017

1) Non-interest expense divided by the sum of average net interest income plus non-interest income
2) See appendix for non-GAAP reconciliation of return on tangible common equity (page 24)

# Capital



In thousands, except book value per common share
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$22.94
$23.60
$26.30
$28.67
$30.77
$31.40
2012
2013
2014
2015
2016
3/31/2017
Total Stockholders' Equity
Common Stockholders' Equity
Book Value per Common Share

# Regulatory Capital Ratios

| Consolidated* | |
|---|---|
| | March 31, 2017 |
| Tier 1 Common Ratio | 10.4% |
| Tier 1 Ratio | 11.1% |
| Total Risk-Based Ratio | 13.8% |
| Leverage Ratio | 10.1% |

| Bank* | |
|---|---|
| | March 31, 2017 |
| Tier 1 Common Ratio | 12.0% |
| Tier 1 Ratio | 12.0% |
| Total Risk-Based Ratio | 12.9% |
| Leverage Ratio | 11.0% |

*The Holding Company and Bank are well above the well-capitalized thresholds as defined by banking regulations.

# Diversified Legacy Loan Portfolio[1]

**By Loan Type**



Commercial Business 8%
Bonds 1%
Const. & Land Dev. 11%
Consumer[2] 18%
Single Family Real Estate 9%
$3.4B
Multifamily Real Estate 19%
Commercial Real Estate 34%

**By Region**



Other Regions 12%
St. Louis 19%
Texas 10%
Oklahoma 6%
$3.4B
Springfield 12%
Fayetteville 4%
Iowa/ Nebraska/ South Dakota 8%
Kansas City 6%
Branson 3%
Other Arkansas 2%
Other Kansas 3%
Minnesota 3%
Other Missouri 12%

Note: Data as of March 31, 2017

1) Loans other than those acquired in FDIC-assisted transactions
2) Includes Home Equity Loans of $107.2 million

# Total Loans* – Net Growth



In millions
*Excludes acquired covered and non-covered loans
in FDIC-assisted transactions & mortgage loans held for sale
Includes $133M –
Fifth Third Loans
$600
$500
$400
$300
$200
$100
$0
-$100
$67.0
$257.9
$525.5
$397.3
$499.7
-$32.3
2012
2013
2014
2015
2016
3/31/2017

# Loan Composition Trends



9% 11% 28% 11% 13% 9% 19%
9% 10% 29% 12% 13% 10% 17%
9% 10% 30% 12% 13% 10% 16%
9% 12% 29% 12% 13% 10% 15%
8% 11% 30% 13% 13% 11% 14%
8% 11% 28% 13% 12% 11% 17%
7% 11% 27% 15% 12% 13% 15%
7% 11% 28% 15% 12% 14% 13%
7% 11% 28% 16% 12% 14% 12%
7% 11% 28% 16% 12% 14% 12%
7% 11% 28% 16% 12% 15% 11%
7% 11% 27% 19% 10% 16% 10%
10% 10% 26% 19% 10% 16% 9%
9% 12% 27% 19% 9% 16% 8%
8% 15% 27% 18% 9% 16% 7%
8% 15% 27% 20% 9% 15% 6%
7% 15% 28% 21% 8% 15% 6%
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
2015
Q1 Q2 Q3 Q4
2016
Q1
2017
Single Family
Multifamily
Commercial
Construction & Land Development
Commercial Business
Consumer
Acquired (covered & non-covered)

| *Gross Loans ($ in millions)* | 2013 | | | | 2014 | | | | 2015 | | | | 2016 | | | | 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Real Estate Loans: | | | | | | | | | | | | | | | | | |
| Single Family | $227 | $229 | $230 | $235 | $236 | $238 | $222 | $231 | $239 | $241 | $250 | $260 | $377 | $366 | $353 | $337 | $321 |
| Multifamily | 272 | 260 | 252 | 326 | 310 | 343 | 353 | 392 | 396 | 386 | 408 | 420 | 415 | 522 | 643 | 663 | 669 |
| Commercial | 699 | 723 | 758 | 781 | 828 | 845 | 872 | 946 | 966 | 1,015 | 1,042 | 1,043 | 1,048 | 1,154 | 1,173 | 1,187 | 1,226 |
| Construction & Land Development | 280 | 308 | 305 | 317 | 349 | 410 | 490 | 514 | 566 | 581 | 579 | 721 | 752 | 816 | 797 | 870 | 922 |
| Commercial Business | 330 | 320 | 321 | 357 | 361 | 375 | 393 | 395 | 408 | 431 | 449 | 395 | 389 | 401 | 373 | 374 | 369 |
| Consumer | 229 | 242 | 263 | 275 | 301 | 346 | 414 | 468 | 493 | 518 | 556 | 599 | 643 | 660 | 672 | 673 | 636 |
| Acquired (covered & non-covered) | 488 | 442 | 413 | 386 | 375 | 523 | 498 | 458 | 438 | 416 | 387 | 363 | 344 | 322 | 305 | 283 | 259 |
| **Total [1]** | **$2,525** | **$2,524** | **$2,542** | **$2,677** | **$2,760** | **$3,080** | **$3,242** | **$3,404** | **$3,506** | **$3,588** | **$3,671** | **$3,801** | **$3,968** | **$4,241** | **$4,316** | **$4,388** | **$4,402** |

1) Includes undisbursed portion of loans in process and deferred loan fees and gain, net

# Asset Quality Trends[1]



NPAs / Assets
1.84%
1.75%
1.11%
1.07%
0.86%
0.92%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Q1



NCOs / Average Loans
2.43%
0.91%
0.24%
0.20%
0.29%
0.30%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Q1



Reserves / Loans
2.21%
1.92%
1.34%
1.20%
1.04%
1.03%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Q1



Reserves / NPLs
180.84%
201.53%
471.77%
230.24%
265.60%
230.14%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Q1

1) Excludes assets acquired in FDIC-assisted transactions

# Favorable Deposit Mix
## As of 3/31/2017 - $3.7 billion

### By Type


CDARS Customer 0.4%
Brokered CDs 7.9%
Checking & Savings 60.3%
CDs 31.5%

### By Region


Northwest Arkansas 0.5%
Nebraska 1.3%
Quad Cities IA Metro 2.7%
Des Moines Metro/Central Iowa 6.2%
Sioux City IA Metro 7.0%
All Other Kansas 4.6%
Kansas City Metro 3.8%
Minnesota 6.7%
Springfield MO Metro 37.6%
All Other Missouri 15.6%
St. Louis Metro 14.0%

# Deposit Composition Trends


13% 52% 22% 7% 6%
14% 52% 21% 8% 5%
19% 44% 19% 13% 5%
19% 46% 18% 12% 5%
18% 49% 18% 11% 4%
17% 48% 17% 10% 8%
17% 46% 18% 10% 9%
17% 46% 18% 11% 8%
17% 45% 16% 13% 9%
17% 43% 16% 14% 10%
17% 43% 16% 15% 9%
17% 43% 15% 16% 8%
18% 44% 15% 16% 7%
18% 44% 15% 16% 7%
17% 42% 15% 18% 8%
17% 42% 15% 18% 8%
17% 43% 15% 17% 8%
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
2015
Q1 Q2 Q3 Q4
2016
Q1
2017
Non-interest Bearing Demand
Interest-bearing Demand and Savings
Retail Time
Time: $100,000 - $250,000
Time: > $250,000

| *$ in millions* | 2013 | | | | 2014 | | | | 2015 | | | | 2016 | | | | 2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Non-interest Bearing Demand | $414 | $425 | $541 | $523 | $558 | $551 | $522 | $518 | $550 | $544 | $540 | $572 | $615 | $596 | $618 | $653 | $632 |
| Interest-bearing Demand and Savings | 1,674 | 1,551 | 1,272 | 1,292 | 1,463 | 1,540 | 1,425 | 1,375 | 1,474 | 1,388 | 1,410 | 1,409 | 1,531 | 1,488 | 1,506 | 1,539 | 1,591 |
| Retail Time | 694 | 642 | 553 | 520 | 531 | 553 | 539 | 521 | 522 | 518 | 519 | 500 | 526 | 519 | 526 | 536 | 537 |
| Time: $100,000 - $250,000 | 238 | 238 | 358 | 343 | 336 | 309 | 302 | 337 | 411 | 440 | 496 | 529 | 541 | 541 | 644 | 673 | 639 |
| Time: > $250,000 | 200 | 158 | 129 | 131 | 128 | 249 | 283 | 240 | 302 | 306 | 282 | 259 | 256 | 240 | 268 | 277 | 289 |
| **Total Deposits** | $3,220 | $3,014 | $2,853 | $2,809 | $3,016 | $3,202 | $3,071 | $2,991 | $3,259 | $3,196 | $3,247 | $3,269 | $3,469 | $3,384 | $3,562 | $3,678 | $3,688 |

# Core Net Interest Margin[1]



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Loan Yield
Core NIM
Cost of Funds
5.76%
5.35%
4.94%
4.60%
4.44%
4.47%
3.60%
3.66%
3.83%
3.76%
3.64%
3.59%
0.78%
0.57%
0.46%
0.44%
0.56%
0.68%
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017

1) See appendix for non-GAAP reconciliation of core net interest margin (page 23)

# Net Interest Margin



Loan Yield
NIM
Cost of Funds
8.00%
6.00%
4.00%
2.00%
0.00%
7.31%
6.82%
6.20%
5.48%
4.89%
4.68%
4.61%
4.70%
4.84%
4.53%
4.05%
3.78%
0.78%
0.57%
0.46%
0.44%
0.56%
0.68%
2012Y
2013Y
2014Y
2015Y
2016Y
1Q2017

# Key Markets

| MSA | Number of Branches | Company Deposits in Market ($000) | Percent of Franchise (%) | Total Population 2017 (Actual) | Population Change 2010-2017 (%) | Projected Population Change 2017-2022 (%) | Median HH Income 2016 ($) | Projected HH Income Change 2017-2022 (%) |
|---|---|---|---|---|---|---|---|---|
| Springfield, MO | 22 | 1,217,725 | 35.69 | 462,484 | 5.90 | 3.60 | 45,552 | 5.81 |
| Saint Louis, MO-IL | 20 | 456,521 | 13.38 | 2,819,371 | 1.14 | 1.13 | 59,287 | 7.16 |
| Minneapolis-St. Paul-Bloomington, MN-WI | 4 | 251,875 | 7.38 | 3,573,772 | 6.72 | 4.38 | 72,729 | 8.59 |
| Sioux City, IA-NE-SD | 6 | 224,202 | 6.57 | 169,272 | 0.42 | 1.37 | 51,953 | 5.99 |
| Kansas City, MO-KS | 11 | 188,454 | 5.52 | 2,111,453 | 5.08 | 3.26 | 60,635 | 6.16 |
| Davenport-Moline-Rock Island, IA-IL | 5 | 94,609 | 2.77 | 383,950 | 1.12 | 0.97 | 53,729 | 3.35 |
| Des Moines-West Des Moines, IA | 4 | 85,425 | 2.50 | 639,120 | 12.20 | 6.31 | 67,336 | 8.43 |
| Omaha-Council Bluffs, NE-IA | 4 | 48,054 | 1.41 | 930,004 | 7.47 | 4.81 | 61,538 | 6.86 |
| Fayetteville-Springdale-Rogers, AR-MO | 2 | 18,072 | 0.53 | 529,125 | 14.23 | 6.92 | 53,335 | 11.51 |

*Source: SNL Financial*
*Deposits as of 6/30/2016*

# Quarterly Cash Dividends Paid on Common Stock



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q1
Q2
Q3
Q4

# Why Great Southern?

- ✓ Positioned for long-term growth
- ✓ Well capitalized, diversified loan portfolio and strong core deposit base
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ Experienced management team
- ✓ High percentage of insider ownership

# Thank You

For more information:

- ✓ Visit our Web site: www.GreatSouthernBank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

# Appendix

# Non-GAAP Reconciliation

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include core net interest income, core net interest margin, return on average tangible common equity, and tangible common equity to tangible assets.

We calculate core net interest income and core net interest margin by subtracting the impact of adjustments regarding changes in expected cash flows related to our pools of loans we acquired through FDIC-assisted transactions from reported net interest income and net interest margin. Management believes that the core net interest income and core net interest margin are useful in assessing the Company's core performance and trends, in light of the fluctuations that can occur related to updated estimates of the fair value of the loan pools acquired in the 2009, 2011, 2012 and 2014 FDIC-assisted transactions.

In calculating return on average tangible common equity, tangible common equity and the ratio of tangible common equity to tangible assets, we subtract average intangible assets from average common equity and intangible assets from common equity and from total assets. Management believes that the presentation of these measures excluding the impact of intangible assets provides useful supplemental information that is helpful in understanding our financial condition and results of operations, as they provide a method to assess management's success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance.

These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

**Non-GAAP Reconciliation: Core Net Interest Income and Core Net Interest Margin**

| | FY 2012 | | FY 2013 | | FY 2014 | | FY 2015 | | FY 2016 | | Three Months Ended 03/31/17 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | $000 | % | $000 | % | $000 | % | $000 | % | $000 | % | $000 | % |
| Reported net interest income/margin | $165,131 | 4.61 | $159,592 | 4.70 | $167,561 | 4.84 | $168,354 | 4.53 | $163,056 | 4.05 | $38,701 | 3.78 |
| Less: Impact of loss share adjustments | 36,186 | 1.01 | 35,211 | 1.04 | 34,974 | 1.01 | 28,531 | 0.77 | 16,393 | 0.41 | 1,980 | 0.19 |
| Core net interest income/margin | $128,945 | 3.60 | $124,381 | 3.66 | $132,587 | 3.83 | $139,823 | 3.76 | $146,663 | 3.64 | $36,721 | 3.59 |

# Non-GAAP Reconciliation (con't)

**Non-GAAP Reconciliation: Return on Average Tangible Common Equity, Tangible Common Equity and Tangible Common Equity to Tangible Assets**

*($ in thousands)*

| | | FY 2012 | FY 2013 | FY 2014 | FY 2015 | FY 2016 | Three Months Ended 03/31/17 |
|---|---|---|---|---|---|---|---|
| **Net Income Available to Common Shareholders** | (a) | $48,098 | $33,150 | $42,950 | $45,948 | $45,342 | $11,518 |
| Average Common Equity | | $294,339 | $320,707 | $344,727 | $383,439 | $414,799 | $438,830 |
| Less: Average Intangible Assets | | 6,865 | 5,229 | 6,706 | 6,679 | 12,592 | 12,344 |
| **Average Tangible Common Equity** | (b) | $287,474 | $315,478 | $338,021 | $376,760 | $402,207 | $426,486 |
| **Return on Average Tangible Common Equity** | (a)/(b) | 16.73% | 10.51% | 12.71% | 12.20% | 11.27% | 10.80% (A) |
| Common Equity At Period End | | $311,931 | $322,755 | $361,802 | $398,227 | $429,806 | $439,852 |
| Less: Intangible Assets At Period End | | 5,811 | 4,583 | 7,508 | 5,758 | 12,500 | 12,088 |
| **Tangible Common Equity At Period End** | (c) | $306,120 | $318,172 | $354,294 | $392,469 | $417,306 | $427,764 |
| **Total Assets at Period End** | | $3,955,182 | $3,560,250 | $3,951,334 | $4,104,189 | $4,550,663 | $4,432,595 |
| Less: Intangible Assets At Period End | | 5,811 | 4,583 | 7,508 | 5,758 | 12,500 | 12,088 |
| **Tangible Assets as Period End** | (d) | $3,949,371 | $3,555,667 | $3,943,826 | $4,098,431 | $4,538,163 | $4,420,507 |
| **Tangible Common Equity to Tangible Assets** | (c)/(d) | 7.75% | 8.95% | 8.98% | 9.58% | 9.20% | 9.68% |

(A) Annualized year to date as of March 31, 2017